LOAN  AND  SECURITY  AGREEMENT
                         ------------------------------

     This  LOAN AND SECURITY AGREEMENT, is entered into as of September 27, 1999
                                                              ------------------
between  Photoloft.com,  Inc.  ("Borrower"),  having  a place of business at 300
         --------------------                                                ---
Orchard City Dr., Suite 142, Campbell CA 95008 and AEROFUND FINANCIAL INC having
    ------------------------------------           ----------------------
a place of business at 2787 Moorpark Avenue, San Jose, California, 95128 ("Lender").

                                   RECITALS
                                   --------

     A. The Borrower has requested that Lender provide financial accommodation to Borrower as more fully set forth herein and in the Loan Documents.

     B. The Borrower has requested that the Guarantor guaranty the Obligations.

     C. This Agreement is entered into and will be performed in the State of California.

     NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Parties hereby agree as follows:


                                   AGREEMENT
                                   ---------

     D.     Certain  Definitions  and  Index  to  Definitions.

     1. ACCOUNTING TERMS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles and practices consistently applied.

     2. DEFINITIONS. The following terms shall have the following respective meanings:

     a.     "ACCOUNT  DEBTOR"  -  the  obligor  on  an  Account.

     b. "ACCOUNTS" - means all currently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods or the rendition of services by Borrower, irrespective of whether earned by performance, and any and all credit insurance, guaranties, or security therefor.

     c. "ADVANCES" - advances made by Lender to Borrower under Section 2.1 hereof.

     d. "AGREEMENT" - means this Loan and Security Agreement and any extensions, riders, supplements, notes, amendments, or modifications to or in connection with this Loan and Security Agreement.

     e.     "AUDIT  FEE"  -  waived.
                             ------

     f. "AVERAGE UNUSED PORTION OF MAXIMUM AMOUNT" - means the Maximum Amount less the average Obligations that were outstanding during the immediately preceding month.

     g.     "BORROWER"  -  see  Preamble.

     h.     "BORROWER'S  ACCOUNT"  -  any  general  deposit account of Borrower.

     i. "BORROWER'S BOOKS" - means all of Borrower's books and records including ledgers, records indicating, summarizing, or evidencing Borrower's properties or assets or liabilities, all information relating to Borrower's business operations or financial condition, and all computer programs, disc or tape files, printouts, runs, or other computer prepared information, and the equipment containing such information.

     j.     "BORROWING  BASE"  -  80%  (EIGHTY  PERCENT) percent of the Net Face
                                  ---
Amount  of  Borrower's  Eligible  Accounts.

     k. "BORROWING BASE CERTIFICATE" - a request for an Advance, in the form annexed hereto. (Exhibit D.2.L)

     l. "BUSINESS DAY" - means any day which is not a Saturday, Sunday, or other day on which national banks are authorized or required to close.

     m.     "CLEARANCE  DAYS"  -  5  (FIVE)  Business  Days.
                                  -

     n. "CLEARANCE DAY PAYMENTS" - payments received by Lender, in whatever form and from whatever source, in reduction of the Obligations.

     o. "CLOSING DATE" - means the date on which this Agreement is accepted by Lender.

     p. "COLLATERAL" - any collateral now or hereafter described in any form UCC-1 filed against Borrower naming Lender as the secured party and any negotiable collateral (as defined below), and all of Borrower's right, title and interest in and to the following property, now owned and hereafter acquired:

     (1) All accounts, interests in goods represented by accounts, returned, reclaimed or repossessed goods with respect thereto and rights as an unpaid vendor, contract rights, chattel paper, general intangibles, including, but not limited to, tax and duty refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as license or licensee, chooses in action and other claims, and existing and future leasehold interests in equipment, and fixtures, documents, notes, letters of credit, deposit accounts, certificates of deposit, securities, bankers' acceptances or guaranties, credits, and all other interests in Borrower's property now or hereafter held in any capacity by Lender or any entity which at any time participates in Lender's financing of Borrower, and all agreements or other property securing or relating to any of the items listed above; and

     (2)     All  goods,  including,  but  not  limited  to  the  following:

(a)     All  Inventory;

(b)     All  Equipment;

     (c) All consumer goods, farm products, crops growing or to be grown, timber to be cut, minerals or the like (including, but not limited to, oil and gas), wherever located and of whatever kind, nature or description; and

     (3) All real and other personal property in or upon which Lender has or may hereafter have a security interest, lien or right of setoff; and

     (4)     All  Borrower's  Books;  and

     (5) All products and proceeds of the foregoing, in whatever form and wherever located, including, but not limited to, all insurance proceeds, all claims against third parties for loss or destruction of or damage to any of the foregoing, and all income from the lease or rental of any of the foregoing.

     q.     "COMMITMENT  FEE"  -  waived.

     r.     "DEBTOR  (ACCOUNT  DEBTOR)  SET-UP  FEE"  -  waived.

     s.     "DEFAULT  RATE"  -  20%  (TWENTY PERCENT) per annum in excess of the
                                ---
Interest  Rate.

     t. "EQUIPMENT" - means all of Borrower's present and hereafter acquired machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts, dies, jigs, goods (other than consumer goods, farm products, or Inventory), wherever located, and any interest of Borrower in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located.

     u.     "EVENT  OF  DEFAULT"  -  see  Section  11.

     v.     "FEIN"  -  means  Federal  Employer  Identification  Number.

     w. "GAAP" - means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

     x.     "GUARANTOR(S)"  -  Jack  Marshall.

     y.     "INTEREST  RATE"  -  28%  annual  percentage  rate.

     z. "INVENTORY" - means all present and future inventory in which Borrower has any interest, including goods held for sale or lease or to be furnished under contract of service and all of Borrower's present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located, and any documents of title representing any of the above.

     aa.     "LOAN  DOCUMENTS"  -  means this Agreement, any other note or notes executed by Borrower and payable to Lender, and any other agreement entered into in connection with this Agreement.

     bb.     "MAINTENANCE  FEE"  -  waived.

     cc.     "MAXIMUM  AMOUNT"  -  $750,000.
                                   --------

     dd.     "MONETARY  COLLATERAL"  -  cash,  checks  or  other  proceeds  of
Collateral  in  tangible  form.

     ee. "NEGOTIABLE COLLATERAL" - means all of Borrower's present and future letters of credit, notes, drafts, instruments, certificated and uncertificated securities (including the shares of stock of subsidiaries of Borrower), documents, personal property leases (wherein Borrower is the lessor), chattel paper, and Borrower's Books relating to any of the foregoing.

     ff.     "NET  FACE  AMOUNT"  -  with  respect to an Account, the gross face amount of such Account less all trade discounts or other deductions to which the Account Debtor is entitled.

     gg. "OBLIGATIONS" - all present and future obligations owing by Borrower to Lender whether or not for the payment of money, whether or not evidenced by any note or other instrument, whether direct or indirect, absolute or contingent, due or to become due, joint or several, primary or secondary, liquidated or unliquidated, secured or unsecured, original or renewed or extended, whether arising before, during or after the commencement of any bankruptcy case in which Borrower is a debtor, and all principal, interest, fees, charges, expenses, attorney's fees and accountant's fees chargeable to Borrower or incurred by Lender in connection with this Agreement and/or the transaction(s) related thereto;

     hh.     "OVERAVAILABILITY  FEE"  -  18%  (EIGHTEEN  PERCENT)  per  annum
                                         ---
multiplied by the amount by which the average outstanding balance of the Obligations exceeds the Borrowing Base.

     ii.     "PERMITTED  LIENS"  -  means:

     (1)     liens  and  security  interests  held  by  Lender;

     (2)     liens  for  unpaid  taxes  that  are  not  yet  due  and  payable;

     (3) liens and security interests set forth on the schedule attached hereto;

     (4)     mechanics',  materialmen's,  warehousemen's,  or  similar  liens.

     jj.     "PRIME  RATE"  -  the  Prime  Rate  as reflected in The Wall Street
Journal (Western Edition). If such rate is shown as a range, then the Prime Rate shall be the highest value in such range.

     kk.     "RENEWAL  DATE"  - the date which is TWELVE MONTHS from the Closing
Date.

     ll.     "TERMINATION  DATE"  -  the  earlier  of  the  expiration  of  this
Agreement by its terms or the date on which the Lender elects to terminate this Agreement pursuant to the terms herein.

     mm.     "UNUSED  LINE  FEE"  -  waived.

     nn.     "WIRE  FEE"  -  waived.

E.     CREDIT  FACILITIES.

     1. Subject to the terms and conditions of this Agreement, from the date on which this Agreement becomes effective until the Termination Date Lender, upon the request of Borrower, shall from time to time make Advances to Borrower.

     2. Each request from Borrower for an Advance shall be accompanied by Borrowing Base Certificate, completed and signed by Borrower.

     3. GENERAL. All advances by Lender may be made by transferring funds to Borrower's Account.

     4.     AUTHORIZATION  FOR ADVANCES.  Lender is authorized to make Advances:
(1) upon telephonic, facsimile or other instructions received from anyone purporting to be an officer, employee, or representative of Borrower, or (2) at the sole discretion of Lender, and notwithstanding any other provisions in this Agreement, if necessary to meet any Obligations, including but not limited to any interest not paid when due.

     5. CONDITIONS OF LENDER'S OBLIGATIONS. All conditions of Lender's obligations to make Advances are imposed solely and exclusively for the benefit of Lender and may be freely waived or modified in whole or in part by Lender at any time.

     6. LIMITATIONS ON CREDIT FACILITIES. Notwithstanding anything to the contrary contained herein, Lender shall not be obligated to make an Advance if, before or as a result thereof the Obligations shall exceed either the Borrowing Base or the Maximum Amount.

F.     PAYMENTS  BY  BORROWER.

     1.     IN  GENERAL.

     a. No checks, drafts or other instruments received by Lender purportedly in satisfaction of any of the Obligations shall constitute payment thereof unless and until such instruments have actually been collected.

     b. Borrower shall have the right to make payments at any time in reduction of the Obligations, in whole or in part, without premium or penalty; provided, however, that Lender debtor may apply any payments received by Borrower to any of the Obligations, or portion thereof, in any manner and in any order as Lender may determine in its sole discretion, notwithstanding contrary instructions received from the payor.

     c. Borrower shall promptly make payments, without demand or notice, in reduction of the Obligations in the amount by which the Obligations exceeds the lesser of the Borrowing Base or the Maximum Amount.

     2.     INTEREST  AND  FEE  PAYMENTS.

     a.     INTEREST.

     (1) The interest on the Obligations shall be computed at the Interest Rate, shall be due on the first day of each month following the accrual thereof, and shall be computed on the basis of a 360-day year for actual days elapsed. For any month in which the interest paid by Borrower to Lender hereunder is less than the Minimum Monthly Charge, the difference shall be added to Obligations as of the first day of the following month, until the date on which all Obligations have been fully repaid (whether or not this Agreement has heretofore been terminated).

     (2) Lender is authorized to debit Borrower's Account on the first business day of each month for interest accrued hereunder on the daily Obligations during the preceding month at the Interest Rate;

     (3) Any interest not paid when due (whether by acceleration or otherwise, and before as well as after judgment) shall accrue at the Default Rate.

     b. UNUSED LINE FEE. Borrower shall pay Lender on the first day of each month the Unused Line Fee for the Average Unused Portion, less than half of the Maximum Amount.

     c. ADMINISTRATIVE FEE. Borrower shall pay the Administrative Fee to Lender immediately upon the creation of an Account. The administrative fee each month for the term of this agreement shall be no less than the Minimum Monthly Charge.

     d. COMMITMENT FEE. Borrower shall pay lender the Commitment Fee immediately upon lender's acceptance of this agreement. Borrower shall also lender the Commitment Fee for any increase in the maximum amount during the term of this contract. waived - see page 2

     e. MAINTENANCE FEE. Borrower shall pay the Maintenance Fee on the first day of each month, computed on the average outstanding balance of Accounts for the preceding month.

     f. DEBTOR SET-UP FEE. Borrower shall pay lender the Debtor Set-Up Fee immediately upon the set-up of each new.

     g. OVERAVAILABILITY FEE. Borrower shall pay the Overavailability Fee to lender each month for the computed average balance of the advanced amount which is in excess of the eligible amount.

     h. WIRE FEE. Borrower shall pay Lender the Wire Fee for each wire transfer of funds. Borrower shall receive two wires per week at no charge.

     3. REPAYMENT OF OBLIGATIONS UPON TERMINATION. Upon the Termination Date, the unpaid balance of the Obligations shall be due and payable without demand or notice.

     4. MINIMUM MONTHLY CHARGE. For any month in which the Administrative Fee paid by Borrower to Lender hereunder is less than the Minimum Monthly Charge, the difference shall be added to Obligations as of the first day of the following month, until the date on which all Obligations have been fully repaid (whether or not this Agreement has heretofore been terminated).

     5. APPLICATION OF COLLECTIONS. Lender shall, for the purpose of the computation of interest due hereunder, add the Clearance Days to any Clearance Day Payments, which is acknowledged by the parties to constitute an integral aspect of the pricing of Lender's facility to Borrower, and shall apply irrespective of the characterization of whether receipts are owned by Borrower or Lender. Should any check or item of payment not be honored when presented for payment, then Borrower shall be deemed not to have made such payment, and interest shall be recalculated accordingly.

G.     CONDITIONS  PRECEDENT  TO  ALL  ADVANCES.

     1. The representations and warranties contained in the Loan Documents shall be true and correct in all respects on and as of the date of such Advance;

     2. No Event of Default or event which the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date of such Advance;

     3. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the making of such Advance shall have been issued and remain in force by any governmental authority against Borrower or Lender.

H.     TERMINATION;  AUTOMATIC  RENEWAL;  EARLY  TERMINATION.

     1. This Agreement shall become effective upon the execution and delivery hereof by borrower and Lender and shall continue in full force and effect for a term ending on the Renewal Date, and automatically shall be renewed for successive years thereafter, unless sooner terminated pursuant to the terms hereof.

     2. Either party may terminate this Agreement effective on the Renewal Date or on the anniversary hereof by giving the other party a written notice of termination at least ninety days (90) prior to expiration by registered or certified mail, return receipt requested. Contract will renew for one (1) year from expiration date should notice not be given. The foregoing notwithstanding, Lender shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

     3. If Borrower has sent a notice of termination under Section H.2 hereof but has failed to pay all Obligations on the date set forth in said notice, then Lender may, but shall not be required to, renew this Agreement for an additional twelve month period.

     4. The provisions of this Agreement notwithstanding, Borrower shall have the option, at any time upon ninety (90) days prior written notice to Lender, to terminate this Agreement by paying to Lender, in cash the Obligations and the Early Termination Premium.

     5. If Lender terminates this Agreement upon the occurrence of an Event of Default, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits as a result thereof, Borrower shall pay to Lender upon the effective date of such termination, the Early Termination Premium. The Early Termination Premium shall be presumed to be the amount of damages sustained by Lender as the result of the early termination and Borrower agrees that it is reasonable under the circumstances currently existing.

I.     SECURITY  INTEREST.

     1. Borrower hereby grants to Lender a continuing security interest in the Collateral to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents.

     2. Borrower shall immediately endorse and deliver Negotiable Collateral to Lender.

J.     COLLECTION  AND  ADMINISTRATION  OF  ACCOUNTS.

     1.     COLLECTION.

     2. MONETARY COLLATERAL. Borrower shall, at Borrower's expense and in the manner requested by Lender from time to time, direct that Monetary Collateral be (or, if received by Borrower, shall cause same to be) (a) sent to a post office box designated by and/or in the name of Lender, or in the name of Borrower, but as to which access is limited solely to Lender and/or (b) paid delivered to Lender. In connection therewith, Borrower shall execute such post office box and/or blocked bank account agreements as Lender shall specify.

     3. ELECTRONIC PROCEEDS OF COLLATERAL. In the event Borrower receives proceeds of Collateral in the form of wire transfer or other intangible funds transfer mechanism, Borrower shall immediately pay such proceeds to Lender.

     4. POWER OF ATTORNEY. Borrower hereby appoints Lender and any designee of Lender as Borrower's attorney-in-fact and authorizes Lender or such designee, at Borrower's sole expense, to exercise at any times in Lender's or such designee's discretion all or any of the following powers, which powers of attorney, being coupled with an interest, are irrevocable until all of the Obligations have been paid in full: (a) receive, take, endorse, assign, deliver, accept and deposit, in the name of Lender or Borrower, any and all cash, checks, commercial paper, drafts, remittances and other instruments and documents relating to the Collateral or the proceeds thereof, (b) transmit to any Account Debtor or any bailee notice of the interest of Lender in the Collateral or request from any such entity, at any time, in the name of Borrower or Lender or any designee of Lender, information concerning the Account and any amounts owing with respect thereto, (c) notify any Account Debtor to make payment directly and solely to Lender, or notify bailees as to the disposition of Collateral, (d) take or bring, in the name of Lender or Borrower, all steps, actions, suits or proceedings deemed by Lender necessary or desirable to effect collection of or other realization upon any Collateral, (e) after an Event of Default, change the address for delivery of mail to Borrower and to receive and open mail addressed to Borrower, (f) after an Event of Default, upon any terms and conditions, extend the time of payment of, compromise, or settle for cash, credit, return of merchandise, any and all Accounts and discharge or release any Account Debtor without affecting any of the Obligations, (g) execute in the name of Borrower and file against Borrower in favor of Lender financing statements or amendments with respect to any or all of the Collateral, and (h) execute in the name of Borrower and file on behalf of Borrower with such governmental authorities as are appropriate such documents (including, without limitation, applications, certificates, and tax returns) as may be required for purposes of having
Borrower qualified to transact business in a particular state or geographic location.

     5. RELEASE. Borrower hereby releases and exculpates Lender, its officers, employees, agents, designees, attorneys, and accountants from any liability arising from any acts under this Agreement or in furtherance thereof, whether as attorney-in-fact or otherwise, whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact, except for gross negligence or willful misconduct. In no event shall Lender have any liability to Borrower for lost profits or other special or consequential damages.

     6. NO AMENDMENTS. After written notice by Lender to Borrower, and automatically, without notice, after an Event of Default, Borrower shall not, without the prior written consent of Lender in each instance, (a) grant any extension of time for payment of any Account, (b) compromise or settle any Account for less than the full amount thereof, (c) release in whole or in part any Account Debtor, or (d) grant any credits, discounts, allowances, deductions, return authorizations or the like with respect to my Account.

     8. DELIVERY OF COLLATERAL. At such times as Lender may request and in the manner specified by Lender, Borrower shall deliver to Lender or Lender's representative original invoices, agreements, proof of rendition of services and delivery of goods and other documents evidencing or relating to the transactions which gave rise to any of the Collateral, together with customer statements, schedules describing the Accounts and/or statements of accounts and confirmatory assignments to Lender of the Accounts in form and substance satisfactory to Lender and duly executed by Borrower. Without limiting the provisions of any other section of this Agreement, Borrower will promptly notify Lender, in writing, of Borrower's granting of credits, discounts, allowances, deductions, return authorizations or the like with respect to any Accounts. In no event shall any such schedule or confirmatory assignment (or the absence thereof or omission of any Accounts therefrom) limit or in any way be construed as a waiver, limitation, or modification of the Liens or rights of Lender or the warranties, representations, and covenants of Borrower under this Agreement. Any documents, schedules, invoices or other paper delivered to Lender by Borrower may be destroyed or otherwise disposed of by Lender six (6) months after receipt by Lender, unless Borrower requests their return in writing in advance and makes prior arrangements for their return, at Borrower's expense.

     K. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender as follows:

     1. Borrower has good and indefeasible title to the Collateral, free and clear of liens, claims, security interests, or encumbrances, except for Permitted Liens.

     2. The Eligible Accounts are and will remain bona fide existing obligations created by the sale and delivery of Inventory or the rendition of services to Account Debtors in the ordinary course of Borrower's business, unconditionally owed to Borrower without defenses, disputes, offsets, counterclaims, or rights of return or cancellation. At the time of the creation of an Eligible Account Borrower has not received notice of actual or imminent bankruptcy, insolvency, or material impairment of the financial condition of any applicable Account Debtor regarding such Eligible Account.

     3. The Inventory and Equipment are not stored with a bailee, warehouseman, or similar party (without Lender's prior written consent) and are located only at the locations identified on the attached exhibit.

     4. Borrower now keeps, and hereafter at all times shall keep, correct and accurate records itemizing and describing the kind, type, quality, and quantity of the Inventory, and Borrower's cost therefor.

     5. The chief executive office of Borrower is located at the address indicated in the preamble to this Agreement Accounts and Borrower's FEIN is 77-0363735.
    ------

     6. There are no actions or proceedings pending by or against Borrower before any court or administrative agency and Borrower does not have knowledge or belief of any pending, threatened, or imminent litigation, governmental investigations, or claims, complaints, actions, or prosecutions involving Borrower or any guarantor of the Obligations, except for ongoing collection matters in which Borrower is the plaintiff.

     7. All financial statements relating to Borrower or any guarantor of the Obligations that have been delivered by Borrower to Lender have been prepared in accordance with GAAP and fairly present Borrower's (or such guarantor's, as applicable) financial condition as of the date thereof and Borrower's results of operations for the period then ended. There has not been a material adverse change in the financial condition of Borrower (or such guarantor, as applicable) since the date of the latest financial statements submitted to Lender on or before the Closing Date.

     L. AFFIRMATIVE COVENANTS. Until full payment of the Obligations and termination of this Agreement, Borrower shall:

     1. FINANCIAL STATEMENTS, REPORTS AND CERTIFICATIONS. Furnish to Lender, inform and substance satisfactory to Lender:

     a.     ANNUAL  FINANCIAL  STATEMENTS.  As soon as possible after the end of each  fiscal  year  of  Borrower,  and  in  any  event  within  sixty  (60) days
                                                                -----  ----
thereafter: (a) a complete copy of Borrower's financial statements, including but not limited to (i) the management letter, if any, (ii) the balance sheet as of the close of the fiscal year, and (iii) the income statement for such year, together with a statement of cash flows, compiled by accountants selected by
                                             --------
Borrower and satisfactory to Lender, and (b) a statement certified by the chief financial officer of Borrower is in compliance with all the terms, conditions, covenants and warranties of this Agreement; and

     b. OTHER FINANCIAL STATEMENTS/TAX PAYMENTS AND STATEMENTS. No later than 14 days after the close of each quarter (an "Accounting Period"),
      --                                     -------
Borrower's balance sheet as of the close of such Accounting Period and its income statement for that portion of the then current fiscal year through the end of such Accounting Period and Borrower's Tax Payments and appropriate statements through the end pay of such Accounting Period certified by Borrower's chief financial officer as being complete, correct, and fairly representing its financial condition and results of operations.

     2. INSPECTIONS. Permit Lender or any representatives thereof, during usual business hours, without notice to Borrower, to periodically (a) inspect Borrower's tangible assets and (b) inspect, audit, make copies of, and make extracts from Borrower's Books, and pay Lender the Audit Fee. In addition to the foregoing, Borrower hereby permits Lender at any time to access electronically information concerning any accounts maintained by Borrower with any bank or other financial institution so long as such access is in furtherance of, or to monitor compliance with, the terms of this Agreement. Borrower is obligated to pay lender the Audit Fee a maximum at twice per year, and in the event of default.

     3.     EXPENSES.

     a. GENERALLY. Pay all reasonable out-of-pocket expenses of Lender (including, but not limited to, fees and disbursements of Lender's counsel) incident to (whether by judicial proceedings or otherwise, and whether any resulting dispute resolution procedure involving tort, contract or other claims):

     (1) the preparation, negotiation, execution, administration and enforcement of the Loan Documents, any amendments, extensions and renewals thereof, and any other documents prepared in connection with any transactions between Borrower and Lender, whether or not executed;

     (2) any expenses incurred by Lender (whether or not for the benefit of Borrower) under this Agreement, including, without limitation, all expenses for postage relating to the mailing of statements, invoices, and verifications, and all expenses relating to any audits of all or any portion of the Collateral;

     (3)     the  protection  of  Lender's  rights  under  the  Loan  Documents;

     (4) defending against any and all claims against Lender relating to any of its acts of commission or omission directly or indirectly relating to the Loan Documents;

     (5) or in any way arising out of a bankruptcy proceeding commenced by or against Borrower, including but not limited to expenses incurred in enforcing or defending Lender's claims against Borrower or the Collateral, defending any avoidance actions, and expenses related to the administration of said proceeding;

     4. TAXES AND EXPENSES REGARDING BORROWER'S ASSETS. Make timely payment or deposit of all taxes, assessments or contributions required of Borrower. If Borrower fails to make any such payment or deposit or furnish the required proof, Lender may, in its sole discretion and without notice to Borrower, (a) make payment of the same or any part thereof, or (b) set up such reserves against the Obligations as Lender deems necessary to satisfy the liability therefore, or both. Lender may conclusively rely on statements of the amount owing or other official statements issued by the appropriate governmental agency. Any payment made by Lender shall constitute neither (i) an agreement by Lender to make similar payments in the future, nor (ii) a waiver by Lender of any default under the Loan Documents. Lender need not inquire into, nor contest the validity of, any expense, tax, security interest, encumbrance or lien, and the receipt of the usual official notice requiring the payment thereof shall be conclusive evidence that the same was validly due and owing.

     5. LOCATION OF COLLATERAL. Give Lender written notice immediately upon forming an intention to change the location of its chief place of business or any of the Collateral.

     6. CHANGE IN NAME. Give Lender written notice immediately upon forming an intention to change its name or form of business organization.

     7. INSURANCE. At all times maintain, with financially sound and reputable insurers, casualty insurance with respect to the Collateral and other assets. All such insurance policies shall be in such form, substance, amounts and coverage as may be satisfactory to Lender and shall provide for thirty (30) days prior written notice to Lender of cancellation or reduction of coverage. Borrower hereby irrevocably appoints Lender and any designee of Lender as attorney-in-fact for Borrower to obtain at Borrower's expense, and, after an Event of Default, to adjust or settle any claim or other matter under or arising pursuant to such insurance or to amend or cancel such insurance. Borrower shall deliver to Lender evidence of such insurance and a Lender's loss payable endorsement naming Lender as loss payee as to all existing and future insurance policies relating to the Collateral. Borrower shall deliver to Lender, in kind, all instruments representing proceeds of insurance received by Borrower. Lender may apply any and all insurance proceeds received at any time to the cost of repairs to or replacement of any portion of the Collateral and/or, at Lender's option, to the payment of or as security for any of the Obligations, whether or not due, in any order or manner as Lender determines.

     8. TAX RETURNS. Deliver to Lender copies of each of Borrower's federal income tax returns, and any amendments thereto, within thirty (30) days of the filing thereof with the Internal Revenue Service.

     M. NEGATIVE COVENANTS. Until full payment of the Obligations and termination of this Agreement, Borrower will not:

     1. Create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of its property or assets of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens;

     2. Enter into any transaction not in the ordinary and usual course of Borrower's business, including the sale, lease, or other disposition of, moving, relocation, or transfer, whether by sale or otherwise, of any of Borrower's properties, assets (other than sales of Inventory to buyers in the ordinary course of Borrower's business as currently conducted).

     3. Change Borrower's name, FEIN, business structure, or identity, or add any new fictitious name.

     4.     Suspend  or  go  out  of  a  substantial  portion  of  its business.

     5. Without thirty (30) days prior written notification to Lender, relocate its chief executive office to a new location and so long as, at the time of such written notification, Borrower provides any financing statements or fixture filings necessary to perfect and continue perfected Lender's security interests and also provides to Lender a landlord's waiver in form and substance similar party without Lender's prior written consent.

     N. EVENTS OF DEFAULT. Each of the following events or conditions shall constitute an "Event of Default":

     1. Borrower defaults in the payment of any Obligations when due, whether at maturity, upon acceleration, or otherwise;

     2.     Borrower  is  in  default  with  respect  to  the  Loan  Documents;

     3. Borrower or any Guarantor (i) fails to pay any Indebtedness for borrowed funds when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), or (ii) fails to perform or observe any term, covenant, or condition of any agreement relating to any such Indebtedness, if the effect of such failure to perform or observe is the acceleration of the maturity of such Indebtedness, whether or not such failure is waived by the obligee of such Indebtedness; or any such Indebtedness is declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

     4. An order for relief is entered against Borrower or any Guarantor by any United States Bankruptcy Court; or Borrower or any Guarantor does not generally pay is debts as they become due (within the meaning of 11 U.S.C. 303(h) as at any time amended, or any successor statute thereto); or Borrower or any Guarantor makes an assignment for the benefit of creditors; or Borrower any Guarantor applies for or consents to the appointment of a custodian, receiver, trustee, or similar officer for it or for all or any substantial part of its property, or such custodian, receiver, trustee, or similar office is appointed without application or consent of Borrower or any Guarantor; or Borrower or any Guarantor institutes (by petition, application, answer, consent, or otherwise) any bankruptcy, insolvency, reorganization, moratorium, arrangement, readjustment of debt, dissolution, liquidation, or otherwise) against Borrower or any Guarantor; or any judgment, writ, warrant of attachment, execution, or similar process shall be issued or levied against a substantial portion of the property of Borrower or any Guarantor;

     5. An adverse change occurs with respect to the financial condition or operations of Borrower which results in a material impairment of the prospect of repayment of Borrower's Indebtedness;

     6. A sale, hypothecation or other disposition is made of twenty percent or more of the beneficial interest in any class of voting stock of Borrower;

     7. Borrower fails to generate or provide accounts to Lender for a 30 day period;

     8. Any provision of this Agreement or any of the Loan Documents ceases, for any reason, to be valid and binding on Borrower;

     9. Any Guarantor fails to perform or observe any of such Guarantor's obligations under any Guaranty, or shall notify Lender of its intention to rescind, modify, terminate or revoke the Guaranty with respect to future transactions, or the Guaranty shall cease to be in full force and effect for any reason whatever;

     O. REMEDIES. Upon the occurrence of any Event of Default, automatically, at Lender's option:

     1. Lender's obligation to make any Advance available to Borrower shall terminate;

     2. All Obligations shall, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable;

     3.     All  Obligations  shall  accrue  interest  at  the Default Rate; and

Lender may, immediately and without expiration of any period of grace, enforce payment of all Obligations and exercise any and all other remedies granted to it under the Loan Documents, at law, in equity, or otherwise, including but not limited to the placement of Lender's agents or employees on Borrower's premises to take all actions necessary to preserve the value of the Collateral.

     P. NO LIEN TERMINATION WITHOUT RELEASE. In recognition of Lender's right to have all its attorneys' fees and other expenses incurred in connection with this Agreement secured by the Collateral, notwithstanding payment in full of all Obligations by Borrower, Lender shall not be required to record any terminations or satisfactions of any of its liens on the Collateral unless and until Borrower and all Guarantors have executed and delivered to Lender general releases which conform to California Civil Code '1541-2.

     Q. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, provided that, this Agreement shall not become effective until all counterparts hereof have been executed by all parties hereto.

     R. SURVIVAL. All representations, warranties and agreements herein contained shall be effective so long any portion of this Agreement remains executory.

     S. SEVERABILITY. In the event any one or more of the provisions contained in this Agreement is held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     T. AMENDMENT. This Agreement shall not be changed, modified, amended, or terminated except by a writing duly executed by all parties hereto.

     U. WAIVER. No failure to exercise and no delay in exercising any right, power, or remedy hereunder shall impair any right, power, or remedy which Lender may have, nor shall any such delay be construed to be a waiver of any breach or default of Borrower hereunder be deemed a waiver of any default or breach subsequently occurring. All rights and remedies granted to Lender hereunder shall remain in full force and effect notwithstanding any single or partial exercise of, or any discontinuance of action begun to enforce, any such right or remedy. The rights and remedies specified herein are cumulative and not exclusive of each other or of any rights or remedies which Lender would otherwise have. Any waiver, permit, consent or approval by Lender of any breach or default hereunder must be in writing and shall be effective only to the extent set forth in such writing and only as to that specific instance.

     V. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     W. CHOICE OF LAW. This Agreement and all transactions contemplated hereunder and/or evidenced hereby shall be governed by, construed under, and enforced in accordance with the laws of the State of California.

     X. STATUTE OF LIMITATIONS. Borrower waives the pleading of any statute of limitations with respect to any and all actions in connection herewith.

     Y. WAIVER OF TRIAL BY JURY. IN RECOGNITION OF THE HIGHER COSTS AND DELAY WHICH MAY RESULT FROM A JURY TRIAL, THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING HEREUNDER, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                                FOR:  PHOTOLOFT.COM,  INC.

                                                By:  /s/  Jack  Marshall
                                                     -------------------

                                                Printed  Name:  Jack  Marshall
                                                                --------------

                                                Title:  President
                                                        ---------



                                                AEROFUND  FINANCIAL  INC

                                                By:  _________________________

                                                Title:  ______________________



Addendum:     $1,500.00  document  processing fee due to AeroFund Financial Inc.
upon  receipt  of  sign  documents.

                 EXHIBIT  1.2.12  -  Borrowing  Base  Certificate
                 ------------------------------------------------

                          BORROWING  BASE  CERTIFICATE

TO:     AEROFUND  FINANCIAL  INC  ("Lender")

     This Collateral report is submitted pursuant to that certain Loan and Security Agreement dated September 28, 1999 (the "Agreement") between the undersigned ("Borrower") and Lender.

     By making this request, Borrower certifies that it is not in default under the Agreement.

Date:

Advance  Request  for:  $

Requested  by:

Title:


FOR  AFI  USE  ONLY:

      Gross  Accounts  Receivable  as  of  Date  of  Request          :
+     Additional  Accounts  Receivable  created  since  DOR           :
-     Reductions  in  Accounts  Receivable  since  DOR                :
-     Ineligible  Accounts  Receivable  as  of  Advance  Date         :
=     Total  Eligible  Accounts  Receivable                           :
Availability:
      The  lesser  of  (i)  80%  of  Total  Eligible
      Accounts  Receivable,  or  (ii)  $750,000                       :

ADVANCE  AMOUNT  APPROVED                                             :


Borrower, and its officer signing on its behalf below, certify that there does not now exist an Event of Default (as defined in the Agreement) or an event or condition which, with the giving of passage of time, or both, would be or become an Event of Default.


                                                  Photoloft.com  Inc.

                                                  By:  ___________________

                                                  Title:  ________________

       EXHIBIT  8.3  -  List  of  Inventory  and  Equipment  Location
       --------------------------------------------------------------

                              Exhibit  "A"

     Acknowledgment  of  California  Choice  of Law and Santa Clara County Venue
     ---------------------------------------------------------------------------

         The  parties  expressly  acknowledge  their  agreement  that:

     (1) California, as the state of the origin of the funding of this lending on accounts and the state in which the lending on accounts is to be consummated, is the place of performance of, and the state with the most significant relationship with this agreement for lending on accounts and its subject matter; and that

     (2) California is the governing law applicable to this contract and its interpretation as provided in this entire Loan and Security Agreement.

     (3) Santa Clara County, as the county of the origin of the funding of this lending on accounts and the county in which the lending on accounts is to be consummated, is the place of performance of, the situs of, and the county with the most significant relationship with this agreement for lending on accounts and its subject matter will be venue of choice applicable to this contract and its interpretation as provided in this entire Loan and Security Agreement.


Agreed,
Borrower:  Photoloft.com  Inc.          Lender:  AeroFund  Financial  Inc

By:  /s/  Jack  Marshall                            _____________________
     -------------------

Printed  Name:  Jack  Marshall                      _____________________
                --------------

Title:  President                                   _____________________
        ---------

Date:  9/28/99                                      _____________________
       -------
H:ABCMASTER
-----------

                              PLEDGE  AGREEMENT
                              -----------------

     This  Pledge  Agreement  is made and entered into on September 28, 1999, by
                                                                    --
and between AeroFund Financial, Inc. ("AeroFund"), a California corporation, of 2787 Moorpark Avenue, San Jose, California, and PhotoLoft.com ("PhotoLoft"), a Nevada corporation, of 300 Orchard City Drive, Suite 142, Campbell, California.

                                  RECITALS

     WHEREAS, AltaVista Technology, Inc. ("AltaVista") sold its domain name to Digital Equipment Corporation ("Digital") in exchange for payments under that certain 7% Promissory Note, dated July 31, 1998, made by Digital and payable to AltaVista, a copy of which is attached to this Pledge Agreement as Exhibit A
                                                                       ---------
(the  "Note");

     WHEREAS, AltaVista changed its name to PhotoLoft.com, Inc. upon the sale of its domain name to Digital;

     WHEREAS, PhotoLoft.com, Inc. entered into a reorganization with Data Growth, Inc. in February 1999 and became a wholly-owned subsidiary of Data Growth, Inc.;

     WHEREAS,  Data  Growth,  Inc.  changed  its  name  to  PhotoLoft.com;

     WHEREAS, PhotoLoft and AeroFund wish to enter into a Loan and Security Agreement under which PhotoLoft will borrow from AeroFund, and AeroFund will lend to PhotoLoft, the sum of $419,200.00;

     WHEREAS, PhotoLoft's obligations to AeroFund will be secured by the Note, which is to be pledged as collateral for PhotoLoft's obligations under the Loan and Security Agreement, in addition to other assets described in the Loan and Security Agreement.

                                  AGREEMENT

     In consideration of the Recital above, and the mutual representations, warranties and covenants set for below, the parties to this Pledge Agreement hereby agree as follows:

     1. PLEDGE. In consideration of any financial accommodations given or to be given or construed to PhotoLoft by AeroFund, including, without limitation, those under the Loan and Security Agreement, and as collateral security for the payment of any indebtedness, obligation, or liability of PhotoLoft to AeroFund, now or later existing, matured or to mature, absolute or contingent, and wherever payable, PhotoLoft hereby assigns, transfers to, and deposits with, AeroFund, the Note, and any additional property as may later be delivered by PhotoLoft to AeroFund during the existence of this Pledge Agreement. PhotoLoft shall also deliver with the Note a fully executed, but undated, endorsement of the Note in the form attached as Exhibit B to this Pledge Agreement.
                                        ----------

     2. WARRANTIES. PhotoLoft warrants and represents the following with respect to Note:

     (1) PhotoLoft is the absolute owner of the Note and the obligations described in the Note are due and payable as stated in those documents, and the obligor under the Note is not now in default in any respect as to any obligations under the Note.

     (2) The Note is not subject to any prior assignment, claim, lien, or security interest, and PhotoLoft will not make any further assignment of the Note or create any further security interest in the Note, and will not permit its rights in the Note to be reached by attachment, levy, garnishment, or other judicial process.

     (3) The obligations of the obligor under the Note are not subject to any claim for credits, allowances, or adjustments.

     (4) PhotoLoft is not aware of, and has not received any notice of the bankruptcy, insolvency, or financial difficulty of the obligor under the Note. If PhotoLoft becomes aware of or receives any notice of any such development, PhotoLoft will immediately notify AeroFund in writing of such development.

     (5) PhotoLoft has maintained and will continue to maintain accurate and complete records and accounts of all obligations under and payments made as to the Note and agrees to permit AeroFund to inspect these records and accounts. PhotoLoft further agrees to submit statement of these accounts to AeroFund in any reasonable form prescribed by AeroFund.

     3. SUBSTITUTION OF COLLATERAL. If, with the consent of AeroFund, PhotoLoft substitutes or exchanges other collateral, including, but not limited to securities or instruments, in the place of the Note, then all of the rights and privileges of AeroFund and all of the obligations of PhotoLoft under the Loan and Security Agreement and this Pledge Agreement apply to the substituted or exchanged collateral, and shall be the same in all respects as the rights, privileges, and obligations concerning the Note originally pledged.

     4. COLLECTION OF NOTE. If PhotoLoft defaults in any of its obligations under the Loan and Security Agreement or the Pledge Agreement, then, immediately and without prior notice to PhotoLoft, AeroFund shall have the right to notify the obligor under the Note to make payments directly to it and to take control of all the proceeds of the Note, or any part of it, and to enforce any and all of the obligations of the obligor under the Note. Until such time as AeroFund elects to exercise these rights after default, PhotoLoft is authorized to collect payments on behalf of AeroFund and to enforce all rights under the Note concerning current and past-due payments, but is not authorized to collect any prepayments without the prior written consent of AeroFund. The costs of collection and enforcement, including attorneys' fees and legal expenses, shall be at the expense of PhotoLoft. PhotoLoft will reimburse any costs or expenses, including attorneys' fees and legal expenses, that are incurred by AeroFund.

     5. DEFAULT. PhotoLoft shall be in default under this Pledge Agreement on the occurrence of any of the following events or conditions:


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     (1)  Default  in  the  payment  or  performance  of any of the obligations, covenants, or liabilities secured by this Pledge Agreement, including, without limitation, PhotoLoft's obligations under the Loan and Security Agreement.

     (2) Any warranty, representation, or statement made or furnished to AeroFund by or on behalf of PhotoLoft proves to have been false in any material respect when made or furnished.

     (3) Dissolution, termination of existence, insolvency, business failure, appointment of a receiver, assignment for the benefit of creditors, or the commencement of any proceeding under any bankruptcy or insolvency law by or against PhotoLoft.

     (4)  Any  default  by  the  obligor  under  the  terms  of  the  Note.

     6. REMEDIES. On the occurrence of any event of default, and at any later time, AeroFund may declare all the obligations and liabilities of PhotoLoft under this Pledge Agreement to become immediately due and payable, notwithstanding any credit or extension of time allowed to PhotoLoft by any instrument evidencing any of these liabilities. In addition, AeroFund may proceed to enforce payment and may exercise any and all of the rights and remedies provided by the California Commercial Code as well as other rights and remedies either at law or in equity possessed by AeroFund, including but not limited to the following rights:

     (1) AeroFund may retain the Note and collect all payments under it as provided under the paragraph 4 above, until all of PhotoLoft's obligations to AeroFund under the Loan and Security Agreement and this Pledge Agreement are fully paid and performed, including, without limitation, payment or reimbursement of all fees and expenses AeroFund may have incurred in so collecting such payments.

     (2) On notice to PhotoLoft as required by the California Commercial Code, AeroFund may sell or otherwise dispose of the Note. The sale may be as a unit or in parts, at any time and place and on any terms, provided AeroFund acts in good faith and in a commercially reasonable manner. Out of the proceeds of any sale, AeroFund may retain an amount equal to the principal and interest then due under the Loan and Security Agreement, plus the amount of the expenses of the sale, and shall pay any balance of the proceeds of any sale to PhotoLoft. PhotoLoft agrees to pay to AeroFund, on demand whatever balance may be due and owing on the indebtedness secured by this Pledge Agreement after the sale of the Note and the application of the proceeds as provided by this paragraph and as required by law.

     (3) On notice as required by the California Commercial Code, AeroFund may propose to retain the Note in satisfaction of all obligations of PhotoLoft secured by this Pledge Agreement. If PhotoLoft or any other person entitled to receive notice objects in writing within 21 days after notice was sent, AeroFund must dispose of the Note under the terms and conditions provided in paragraph
(1), above, or as otherwise authorized by law. In the absence of any written objection, AeroFund may retain the Note, without any right of redemption, in full satisfaction of PhotoLoft's obligations and indebtedness to AeroFund.


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     7. TERMINATION; RENEWAL.  This Pledge Agreement shall become effective upon the execution and delivery hereof by PhotoLoft and shall continue in full force and effect for a term ending on the Renewal Date. The parties hereto may agree to renew this Pledge Agreement for successive terms hereafter by executing a written amendment to this Pledge Agreement.

     8. ATTORNEYS' FEES. In the event of any litigation between the parties to this Pledge Agreement, regarding the rights and obligations of the parties under this Pledge Agreement or any obligation secured by this Pledge Agreement, the prevailing party will be entitled to recover its reasonable attorneys' fees and legal expenses as determined by the court.

     9. WAIVER OF RIGHTS BY PHOTOLOFT. PhotoLoft waives any right to require AeroFund to (1) proceed against any person, (2) proceed or exhaust any collateral, or (3) pursue any other remedy in AeroFund's power. PhotoLoft also waives any defense arising from any disability or other defense of any other person, or by reason of the cessation from any cause whatsoever of the liability of any other person. PhotoLoft authorizes AeroFund to take and hold security, other than the Note, for the payment of the indebtedness or any part of the indebtedness, and exchange, enforce, waive, and release the Note or any other security.

     10. PRIOR AGREEMENTS SUPERSEDED. The Loan and Security Agreement and this Pledge Agreement constitute the only agreement of the parties and supersedes any prior understandings or written or oral agreements between the parties respecting the subject matter of this Pledge Agreement. If there is a conflict in the terms of the Loan and Security Agreement and the Pledge Agreement as to the rights of the parties as to the Note, the terms of the Pledge Agreement shall prevail. If there is a conflict in terms as to any other rights or obligations of the parties or as to any other collateral, then the terms of the Loan and Security Agreement shall prevail.

     11. PARTIES BOUND. This Pledge Agreement is binding on and inures to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, successors, and assigns as permitted by this Pledge Agreement.

     12. ASSIGNMENT. This assignment of a security interest in the Note shall be for the benefit of AeroFund and its successors or assigns. If AeroFund assigns, endorses, sells, transfers, or hypothecates to any other person or entity the Note, or any other notes, evidences of indebtedness, bonds, stocks, or other securities deposited under this Pledge Agreement or secured or intended to be secured by this Pledge Agreement, or any part of it, the assignment or transfer shall automatically constitute an assignment and transfer of this Pledge Agreement and all of the rights granted by this Pledge Agreement. The assignee, endorsee, transferee, or successor of AeroFund shall be granted and shall have all of the rights and privileges given to AeroFund in accordance with the terms of this Pledge Agreement.

     13. TIME OF THE ESSENCE. Time is expressly declared to be of the essence in this Pledge Agreement.

     14. PAYMENTS AND NOTICES. All payments and notices under this Pledge Agreement or otherwise required by law shall be made to Stephen Troy, President of AeroFund at the address set forth above, and to PhotoLoft at the address set forth above, or to any other address as the party entitled to payment or notice may designate to the other party in writing.

     15. SATISFACTION OF OBLIGATION. On the satisfaction of all obligations of PhotoLoft to AeroFund, AeroFund shall return the Note to PhotoLoft along with all other documents and securities given as collateral under this Pledge Agreement, and shall, if necessary, endorse all instruments to PhotoLoft or its order.

     16. CALIFORNIA LAW TO APPLY. This Pledge Agreement shall be construed under and in accordance with the Uniform Commercial Code as enacted in California and other applicable laws of the State of California.

     17. LEGAL CONSTRUCTION. If one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal, or unenforceable in any respect, the invalidity, illegality, or unenforceability of that provision shall not affect any other provision of this Pledge Agreement, and this Pledge
Agreement shall be construed as if the invalid, illegal, or unenforceable provision had never been contained in it.

     18. DEFINITIONS. All terms used in this Pledge Agreement that are defined in the California Commercial Code shall have the same meaning in this Pledge Agreement as in the Code.

     Executed on September __, 1999, at San Jose, County of Santa Clara, State of California.

PHOTOLOFT:                                         AEROFUND:
PHOTOLOFT.COM                                      AEROFUND  FINANCIAL,  INC.



By:   /s/  Jack  Marshall                          By:   /s/
      -------------------                                ---------------------

Title:  President                                  Title:  Pres.
      -------------------                                ---------------------


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